SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2004

Harrodsburg First Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104 South Chiles Street Harrodsburg, Kentucky	40330-1620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 734-5452

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

Harrodsburg First Financial Bancorp, Inc. (“Harrodsburg”) announced that it has completed its strategic alliance with Independence Bancorp. Please refer to Exhibit 99.1, which is attached hereto and is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release, dated July 9, 2004 announcing the completion of the strategic alliance.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRODSBURG FIRST FINANCIAL BANCORP, INC.

Date: July 9, 2004
	By:	/s/ Arthur L. Freeman
Arthur L. Freeman
Chairman and Chief Executive Officer

3